UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2012

Commission file number 0-16718

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1366564
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700 SEATTLEWASHINGTON	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

Item 8.01.	Other Events

As disclosed in its Current Report on Form 8-K filed with the Securities & Exchange Commission on May 9, 2012, Northland Cable Properties Seven Limited Partnership (the “Partnership”) completed the sale of the operating assets and franchise rights of its cable systems in and around the community of Vidalia, Georgia to Northland Cable Television, Inc., an affiliate of Northland Communications Corporation, the managing general partner of the Partnership. The sale of the Partnership’s assets in connection with that transaction represented the sale of substantially all of the Partnership’s assets. Accordingly, pursuant to the terms of the partnership agreement, the Partnership was dissolved as of the close of business on May 10, 2012, and the managing general partner will wind up the business and affairs of the Partnership. In connection with the winding up of the Partnership, on May 11, 2012, Northland Communications Corporation, the managing general partner of the Partnership and as agent for the limited partners of the Partnership, entered into a Liquidating Trust Agreement (“Trust Agreement”) on behalf of the Partnership with Northland Liquidating Trustee, LLC (the “Trustee”) to establish the NCP-Seven Liquidating Trust (the “Trust”). The purpose of the Trust is solely to hold and invest temporarily the proceeds attributable to general and limited partners from the liquidation of the Partnership, and to make payment of any claims and/or contingent liabilities arising from the business formerly conducted by the Partnership. Under the Trust Agreement, the rights of each of the general partner and limited partners to receive payments under the asset purchase agreements relating to the sales of the Partnership’s assets described in that certain Proxy Statement of the Partnership dated February 10, 2012 (the “Proxy Statement”), including the right to receive any remaining holdback escrow amounts established pursuant to the terms of such asset purchase agreements, were transferred to the Trust. The general partner and limited partners hold beneficial interests in the Trust, representing the right to receive distributions from time to time, as determined by the Trustee, of the principal and income of the Trust. Pursuant to the terms of the Trust Agreement, the final distribution of any remaining assets of the Trust will be made no later than December 31, 2014.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits	Sequentially Numbered Page

(a)	Financial Statements

None

(b)	Pro Forma Financial Statements

None

(c)	Exhibits

10.1	Liquidating Trust Agreement dated as of May 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

	By:	NORTHLAND COMMUNICATIONS CORPORATION
(Managing General Partner)

Date:5-11-12	By:	/s/ GARY S. JONES
Gary S. Jones
(President)
Date:5-11-12	By:	/s/ RICHARD I. CLARK
Richard I. Clark
(Executive Vice President)